-------------------------------------------------------------------------------
                                SEMIANNUAL REPORT
-------------------------------------------------------------------------------

    [graphic omitted](R)
    NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                                                                     New England
                                                           Municipal Income Fund

                                                               [graphic omitted]

---------------
June 30, 1997
---------------

                                                                     AUGUST 1997
--------------------------------------------------------------------------------


[Photo of Henry L.P. Schmelzer]

Dear New England Funds Shareholder,

Spurred by bright economic prospects, the broader U.S. stock market continued its record run during the first half of the year, experiencing only short-lived setbacks along the way. These fresh gains come on top of significant increases in 1995 and 1996, leaving many investors wary of what might come next. Bond markets, meanwhile, contended with some volatility in interest rates, but have been relatively stable this year.

Building a portfolio for variable markets
Investors should not abandon well-conceived financial programs for fear of a down market. Whether today's market levels are excessive -- only hindsight will tell. So you should remain patient and realistic, alert to the possibility of periodic market declines. Consultation with your financial representative should be a regular part of your planning. Your representative can help you take prudent steps to adjust your portfolio, whatever the next trend may bring.

Strategic initiatives deliver shareholder benefits
Four years ago New England Funds embarked on a new strategic direction. Expressed in our corporate slogan Where The Best Minds Meet(R), this new thrust has meant improved performance for many of our funds, award-winning service and a host of behind-the-scenes enhancements designed to help our shareholders and their financial representatives.

Our sights, like yours, are focused on the long term. At the same time, we work to enhance service every day. We also keep a disciplined eye on the performance that each fund manager achieves. Through these persistent efforts we're convinced we'll merit your continued commitment and loyalty. Thank you for your confidence in New England Funds.

Sincerely,


/s/ Henry L.P. Schmelzer
    Henry L.P. Schmelzer, President

--------------------------------------------------------------------------------
                NEW ENGLAND MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

                                      AWARD WINNING SERVICE -- TWO YEARS RUNNING
--------------------------------------------------------------------------------

---------------------    For two years running we're proud to announce that
        [Logo]           DALBAR, an independent evaluator of mutual fund
        QUALITY          service, has awarded New England Funds its Quality
    TESTED SERVICE       Tested Service Seal for "providing the highest
         1996            tier of service excellence in the mutual fund
---------------------    industry." New England Funds is one of just three
        DALBAR           mutual fund companies to earn this distinction in
HONORS COMMITMENT TO:    each of the last two years -- another reason why
      INVESTORS          we are becoming known as the mutual fund company
---------------------    Where The Best Minds Meet.


                                        INVESTMENT RESULTS THROUGH JUNE 30, 1997
--------------------------------------------------------------------------------

Putting Performance in Perspective
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                                 See next page

--------------------------------------------------------------------------------
                        NEW ENGLAND MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in the Municipal Income Fund's Class A shares since 6/30/87, compared to the Lehman Municipal Index and the Cost of Living. The plot points for this chart are as follows:]

--------------------------------------------------------------------------------
                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

                           JUNE 1987 THROUGH JUNE 1997
       COMPARED TO LEHMAN MUNICIPAL INDEX(4) AND COST OF LIVING INDEX(5)

                                       With        Lehman
                       Net           Maximum      Municipal        Cost of
                  Asset Value(1) Sales Charge(2)   Index(4)       Living(5)
                  -----------    ---------------  ---------       ---------
6/30/87             $10,000         $ 9,550        $10,000        $10,000
6/88                $10,731         $10,248        $10,742        $10,396
6/89                $12,044         $11,502        $11,966        $10,933
6/90                $12,655         $12,086        $12,780        $11,444
6/91                $13,580         $12,969        $13,932        $11,982
6/92                $15,327         $14,637        $15,572        $12,352
6/93                $17,157         $16,385        $17,434        $12,722
6/94                $16,925         $16,163        $17,469        $13,039
6/95                $18,245         $17,424        $19,004        $13,435
6/96                $19,373         $18,501        $20,266        $13,804
6/97                $20,899         $19,959        $22,090        $14,104

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                       NEW ENGLAND MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

                                      AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/97
--------------------------------------------------------------------------------

 CLASS A (Inception 5/9/77)     YTD         1 YEAR        5 YEARS      10 YEARS
 Net Asset Value(1)             3.03%        7.88%         6.40%        7.65%
 With Max. Sales Charge(2)     -1.55         3.00          5.42         7.16
 Lehman Municipal Index(4)      3.62         9.00          7.08         8.17
 Lipper General Muni Average(6) 2.95         7.81          6.51         7.76

--------------------------------------------------------------------------------
                                                                      SINCE
 CLASS B (Inception 9/13/93)      YTD        1 YEAR       3 YEARS   INCEPTION
 Net Asset Value(1)              2.65%       7.08%        6.47%        3.59%
 With CDSC(3)                   -2.35        2.08         5.58         2.91
 Lehman Municipal Index(4)       3.62        9.00         7.72         5.41
 Lipper General Muni Average(6)  2.95        7.81         7.10         4.46

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

                                                            YIELDS AS OF 6/30/97
--------------------------------------------------------------------------------
                                            CLASS A              CLASS B

           SEC Yield(7)                      5.17%               4.67%

           Taxable Equivalent Yield(8)       8.56                7.73

  NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.50% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

(4) Lehman Municipal Index is an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.

(6) Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(7) SEC Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.

(8) Taxable equivalent yield is based on the maximum federal income tax bracket of 39.6%. The alternative minimum tax may apply. Some federal and state taxes may apply.

--------------------------------------------------------------------------------
                        NEW ENGLAND MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------
[Photo of Nathan Wentworth, Back Bay Advisors, L.P.]

Q. How did New England Municipal Income Fund perform over the last six months?

For the six-month period ended June 30, 1997, your Fund continued to provide a competitive total return and a relatively high level of federally tax-exempt income. During the period, your Fund produced a total return of 3.03% for Class A shares at net asset value, reflecting the reinvestment of $0.204 per share in dividend income and an increase in share price to $7.55 on June 30, from $7.53 six months ago. As of June 30, l997, the Fund's 30-day SEC yield was 5.17% for Class A shares, which translates into an equivalent yield of 8.56% for taxable investments for investors in the maximum federal tax bracket of 39.6%.


Q. What was the investment environment like during the period?

Early in the period, strong economic growth raised concerns about accelerating inflation. In what it called a pre-emptive strike against inflation, the Federal Reserve Board raised interest rates one-quarter percentage point in March. Because bond prices and interest rates move in opposite directions, higher rates led to lower bond prices, erasing some of the gains the Fund had produced during the first quarter of 1997. As we moved into the second quarter, economic growth slowed and the Fed took no further action on rates. Interest rates declined on their own and bond prices rallied.


Q. How did you manage the Fund in this environment?

We maintained our emphasis on securities that we believed to be less sensitive to interest-rate changes, namely higher-yielding securities. Two major positions worked to the Fund's advantage -- airport bonds and New York State-appropriated bonds. Both types of securities benefited from stronger economic growth. Airport bonds accounted for 15.3% of the portfolio; and New York State-appropriated bonds made up 16.2% of the portfolio.

Because uncertainty usually leads to poor performance in fixed-income markets, we eliminated or reduced allocations in sectors that were undergoing significant change. These sectors included hospitals and electric utilities. Both areas continued to be affected by trends toward consolidation and, in the case of utilities, by a move toward deregulation. At the end of the period, the portfolio had no hospital bonds, and only 5% of its assets were invested in electric utility bonds.

We also minimized investments in insured bonds. These issues generally carry lower yields than other types of bonds. When interest rates rise and bond prices decline, insured securities tend to be sold quickly by investors, reducing their value.


Q. What is your outlook for the months ahead?

We believe the economy will continue to grow at a robust pace, a trend that may prompt the Federal Reserve Board to raise interest rates. In anticipation, we are maintaining the Fund's current average duration of four years. Duration measures (in years) a portfolio's sensitivity to changes in interest rates; a lower duration results in smaller price declines when interest rates rise.

Typically, municipal bond supply increases in the summer. While we expect some short-term increase in supply over the next several months, the favorable dynamic of weak supply and relatively steady demand is likely to continue. While this supply/demand relationship makes security selection more difficult, it enhances the value of the bonds already in the portfolio.

--------------------------------------------------------------------------------
                        NEW ENGLAND MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     CREDIT QUALITY COMPOSITION -- 6/30/97
--------------------------------------------------------------------------------

                          AAA ................ 16.1%
                          AA .................  4.8%
                          A ..................  9.1%
                          BBB ................ 56.5%
                          Other .............. 13.5%

Quality is based on ratings supplied by Standard & Poor's Corporation.

Average Portfolio Quality = A           Average Effective Maturity = 10 Years

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
Investments as of June 30, 1997
(unaudited)

TAX EXEMPT OBLIGATIONS--98.4% OF TOTAL NET ASSETS

                                                               RATINGS (c)
                                                              (UNAUDITED)
                                                          -------------------
 FACE                                                                 STANDARD
AMOUNT        ISSUER                                      MOODY'S     & POOR'S        VALUE (a)
-----------------------------------------------------------------------------------------------
            ALABAMA--0.9%
$1,500,000  Mobile Solid Waste Disposal,
              6.950%, 1/01/20 ........................      Baa3         BBB-      $  1,602,000
                                                                                   ------------
            ALASKA--0.7%
 1,340,000  Alaska State Housing Finance Corp.,
              6.500%, 6/01/34  .......................      Aaa          AAA          1,381,580
                                                                                   ------------
            ARIZONA--2.6%
 2,500,000  Navajo County Pollution Control,
              5.875%, 8/15/28  .......................     Baa1          BBB+         2,505,400
 2,300,000  University of Arizona Revenue Bond,
              6.350%, 6/01/14  .......................      A1           AA           2,424,522
                                                                                   ------------
                                                                                      4,929,922
                                                                                   ------------
            CALIFORNIA--8.6%
 1,500,000  California Housing Finance Agency Revenue
              Bond, 8.100%, 8/01/07  .................      Aa           AA-          1,532,160
   450,000  California Housing Finance Agency Revenue
              Bond, 8.125%, 8/01/19  .................      Aa           AA-            465,408
 4,300,000  Foothill/Eastern Transportation Corridor,
              6.500%, 1/01/32  .......................      Baa          BBB-         4,514,140
 2,000,000  Los Angeles Convention & Exhibition,
              9.000%, 12/01/20  ......................      Aaa          AAA          2,598,160
 2,000,000  Los Angeles Regional Airport Lease,
              6.350%, 11/01/25  ......................     Baa3          BB+          2,046,940
 2,000,000  Sacramento California, 6.500%, 7/01/21  ..      --           BBB-         2,088,080
 3,000,000  Sacramento Power Authority,
              6.000%, 7/01/22 ........................      --           BBB-         3,014,340
                                                                                   ------------
                                                                                     16,259,228
                                                                                   ------------
            COLORADO--6.0%
 1,500,000  Denver City & County Airport Revenue Bond,
              7.500%, 11/15/06  ......................      Baa          AAA          1,731,270
 1,500,000  Denver City & County Airport Revenue Bond,
              7.500%, 11/15/12  ......................      Baa          AAA          1,731,270
 2,000,000  Denver City & County Airport Revenue Bond,
              7.500%, 11/15/23  ......................      Baa          BBB          2,268,840
 5,000,000  Denver City & County Airport Revenue Bond,
              7.750%, 11/15/21  ......................      Baa          BBB          5,586,350
                                                                                   ------------
                                                                                     11,317,730
                                                                                   ------------
            FLORIDA--5.6%
 3,000,000  Escambia County Pollution Control,
              6.900%, 8/01/22  .......................     Baa1          BBB          3,263,880
 1,430,000  Florida State, 6.400%, 7/01/22  ..........      Aa2          AA+          1,557,756
 1,000,000  Martin County Industrial Development
              Authority, 7.875%, 12/15/25  ...........     Baa3          BBB-         1,133,840
 2,500,000  Palm Beach County, 6.950%, 1/01/22 (d) ...      --            --          1,700,000
 2,000,000  Palm Beach County Solid Waste,
              6.850%, 1/01/14 (d)  ...................      --            --          1,360,000
 1,500,000  Palm Beach County Solid Waste Revenue
              Bond, 8.750%, 7/01/10,  ................       A            A           1,545,000
                                                                                   ------------
                                                                                     10,560,476
                                                                                   ------------
            GEORGIA--1.4%
 2,500,000  Atlanta Special Purpose Facilities Revenue
              Bond, 7.900%, 12/01/18  ................      Ba2          BB+          2,687,425
                                                                                   ------------
            GUAM--1.5%
 3,000,000  Guam Government, 5.400%, 11/15/18  .......      --           BBB          2,791,410
                                                                                   ------------
            ILLINOIS--6.3%
 6,000,000  Illinois Development Finance Authority
              Pollution, 7.250%, 6/01/11  ............     Baa2          BBB          6,474,840
 2,500,000  Illinois Development Finance Authority
              Pollution, 7.375%, 7/01/21  ............     Baa1          BBB          2,814,100
 2,250,000  O'Hare International Airport,
              8.200%, 12/01/24  ......................     Baa2          BBB-         2,642,603
                                                                                   ------------
                                                                                     11,931,543
                                                                                   ------------
            INDIANA--4.0%
 3,500,000  Indiana Development Finance Authority
              Pollution, 6.850%, 12/01/12  ...........      Ba3          BB-          3,603,635
 3,500,000  Indianapolis International Airport
              Authority Revenue Bond,
              7.100%, 1/15/17  .......................     Baa2          BBB          3,840,550
                                                                                   ------------
                                                                                      7,444,185
                                                                                   ------------
            KANSAS--1.1%
 2,000,000  Kansas City Utility Systems Revenue Bond,
              6.375%, 9/01/23  .......................      Aaa          AAA          2,155,300
                                                                                   ------------
            KENTUCKY--3.5%
 1,500,000  Kenton County Airport Board Revenue Bond,
              6.125%, 2/01/22  .......................     Baa3          BB+          1,493,295
 2,000,000  Kenton County Airport Board Revenue Bond,
              7.500%, 2/01/12  .......................     Baa3          BB+          2,165,640
 3,000,000  Warren County Justice Center,
              5.350%, 9/01/29  .......................      Aaa          AAA          2,914,590
                                                                                   ------------
                                                                                      6,573,525
                                                                                   ------------
            MASSACHUSETTS--4.3%
 3,000,000  Massachusetts Bay Transportation
              Authority, 6.100%, 3/01/23  ............      A1            A+          3,085,500
 2,500,000  Massachusetts State Housing Finance
              Agency, 6.300%, 10/01/13  ..............      A1            A+          2,621,275
 2,315,000  Massachusetts State Housing Finance
              Agency, 6.375%, 4/01/21  ...............      A1            A+          2,408,549
                                                                                   ------------
                                                                                      8,115,324
                                                                                   ------------
            NEW YORK--21.7%
 4,860,000  New York City, 7.000%, 10/01/13  .........     Baa1          BBB+         5,180,711
 2,450,000  New York City, 7.500%, 2/01/05  ..........     Baa1          BBB+         2,712,175
   265,000  New York, New York, 7.100%, 2/01/10  .....     Baa1          BBB+           295,165
   735,000  New York, New York, 7.100%, 2/01/10  .....     Baa1          BBB+           799,915
 2,040,000  New York State Dormitory Authority Revenue
              Bond, 5.375%, 5/15/16  .................     Baa1          BBB+         1,945,670
 4,000,000  New York State Dormitory Authority Revenue
              Bond, 5.500%, 5/15/13  ..................    Baa1          BBB+         3,970,440
 5,000,000  New York State Dormitory Authority Revenue
              Bond, 5.500%, 5/15/23  ..................    Baa1          BBB+         4,767,750
 1,350,000  New York State Dormitory Authority Revenue
              Bond, 5.625%, 5/15/13  ..................    Baa1          BBB+         1,333,867
 2,740,000  New York State Dormitory Authority Revenue
              Bond, 5.750%, 7/01/13  ..................    Baa1          BBB          2,794,663
 1,880,000  New York State Dormitory Authority Revenue
              Bond, 7.500%, 5/15/13  ..................    Baa1          BBB+         2,258,764
 4,150,000  New York State Medical Care Facilities
              Finance, 5.250%, 8/15/14  ...............    Baa1          BBB+         3,929,925
 2,500,000  New York State Medical Care Facilities
              Finance, 5.375%, 2/15/14  ...............    Baa1          BBB+         2,402,925
 1,955,000  New York State Medical Care Facilities
              Finance, 6.500%, 8/15/12  ...............     Aaa          AAA          2,080,550
   370,000  New York State Medical Care Facilities
              Finance, 7.300%, 8/15/11  ...............     Aaa          AAA            416,010
   205,000  New York State Medical Care Facilities
              Finance, 7.300%, 8/15/11  ...............    Baa1          BBB+           226,566
 1,500,000  New York State Thruway Authority Service
              Contract, 5.750%, 4/01/16  ..............    Baa1          BBB          1,494,735
 3,430,000  New York State Urban Development Corp.
              Revenue Bond, 5.500%, 1/01/18  ..........    Baa1          BBB          3,295,613
 1,000,000  Port Authority New York & New Jersey,
              7.000%, 10/01/07  .......................     --            --          1,102,970
                                                                                   ------------
                                                                                     41,008,414
                                                                                   ------------
            OHIO--1.9%
 3,000,000  Cleveland Public Power Systems Revenue
              Bond, 7.000%, 11/15/24  .................     Aaa          AAA          3,475,980
                                                                                   ------------
            OREGON--2.2%
 4,000,000  Western Generation Agency, 7.400%, 1/01/16.     --            --          4,222,760
                                                                                   ------------

            PENNSYLVANIA--11.0%
 3,000,000  Delaware County Pollution Control,
              7.375%, 4/01/21  ........................    Baa1          BBB+         3,249,360
 2,725,000  Pennsylvania Convention Center Revenue
              Bond, 6.700%, 9/01/14  ..................     Baa          BBB          2,939,621
 2,000,000  Pennsylvania Convention Center Revenue
              Bond, 6.750%, 9/01/19  ..................     Baa          BBB          2,157,200
 3,000,000  Pennsylvania Economic Development
              Financing, 6.600%, 1/01/19  .............     --            --          3,011,550
 4,000,000  Pennsylvania Economic Development
              Financing, 7.150%, 12/01/18  ............     --           BBB-         4,303,000
 1,500,000  Pennsylvania Economic Development
              Financing, 7.600%, 12/01/20  ............    Baa2          BBB-         1,692,930
 3,000,000  Pennsylvania Economic Development
              Financing, 7.600%, 12/01/24  ............    Baa3          BBB          3,362,520
                                                                                   ------------
                                                                                     20,716,181
                                                                                   ------------
            PUERTO RICO--3.7%
 2,845,000  Puerto Rico Commonwealth Highway
              Transportation, 6.625%, 7/01/18  ........     Aaa          AAA          3,159,031
 3,750,000  Puerto Rico Electric Power Authority,
              6.000%, 7/01/14  ........................    Baa1          BBB+         3,873,563
                                                                                   ------------
                                                                                      7,032,594
                                                                                   ------------
            SOUTH DAKOTA--0.6%
 1,000,000  South Dakota Student Loan Revenue Bond,
              7.700%, 8/01/07  ........................     --            A+          1,063,250
                                                                                   ------------
            TENNESSEE--1.4%
 2,500,000  Maury County Industrial Development Board,
              6.500%, 9/01/24  ........................     A3            A-          2,668,525
                                                                                   ------------
            TEXAS--2.7%
 2,000,000  Alliance Airport Authority Special
              Facilities, 6.375%, 4/01/21  ............    Baa2          BBB          2,053,740
 2,825,000  Fort Worth International Airport,
              7.250%, 11/01/30  .......................    Baa2          BBB-         3,045,039
                                                                                   ------------
                                                                                      5,098,779
                                                                                   ------------
            U.S. VIRGIN ISLANDS--2.6%
 4,500,000  U.S. Virgin Islands Public Finance
              Authority, 7.250%, 10/01/18  ............     --            --          4,902,345
                                                                                   ------------
            UTAH--1.1%
 2,000,000  Intermountain Power Agency,
              8.625%, 7/01/21 .........................     A1            A+          2,040,000
                                                                                   ------------
            WASHINGTON--3.0%
 1,000,000  Washington State Public Power Supply,
              6.800%, 7/01/07  ........................     Aa           AA           1,079,350
 1,270,000  Washington State Public Power Supply,
              7.000%, 7/01/11  ........................     Aaa          AAA          1,383,614
 3,000,000  Washington State Public Power Supply,
              7.000%, 7/01/12  ........................     Aaa          AA-          3,268,380
                                                                                   ------------
                                                                                      5,731,344
                                                                                   ------------
            Total Tax Exempt Obligations
              (Identified Cost $172,551,694)  .........                             185,709,820
                                                                                   ------------
            Total Investments--98.4% (Identified Cost
               $172,551,694) (b) ......................                             185,709,820
            Other assets less liabilities  ............                               2,952,521
                                                                                   ------------
            Total Net Assets--100%  ...................                            $188,662,341
                                                                                   ============
(a)See Note 1a.
(b)Federal Tax Information:
     At June 30, 1997 the net unrealized appreciation on investments based on cost of $172,551,694 for federal income tax purposes was as follows:
       Aggregate gross unrealized appreciation for all investments in which
         there is an excess of value over tax cost .............................   $ 14,595,497
       Aggregate gross unrealized depreciation for all investments in which
         there is an excess of tax cost over value .............................     (1,437,371)
                                                                                   ------------
       Net unrealized appreciation .............................................   $ 13,158,126
                                                                                   ============
     At December 31, 1996 the Fund had a capital loss carryover of approximately
       $5,300,042 which expires December 31, 2002. This may be available to offset future capital gains, if any, to the extent provided by regulations.
(c)The ratings shown are believed to be the most recent ratings available at
   June 30, 1997. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 1997. The Fund's Sub-advisor independently evaluates the Fund's portfolio securities and in making investment decisions does not rely soley on the ratings of agencies.
(d)Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

June 30, 1997
(unaudited)

ASSETS
  Investments at value ...................................       $185,709,820
  Receivable for:
    Fund shares sold .....................................            616,122
    Accrued interest .....................................          3,490,097
  Prepaid registration expense ...........................              4,000
                                                                 ------------
                                                                  189,820,039
LIABILITIES
  Payable for:
    Due to custodian bank ..................      $585,107
    Fund shares redeemed ...................       155,822
    Dividends declared .....................       257,218
  Accrued expenses:
    Management fees ........................        68,122
    Deferred trustees' fees ................        50,335
    Accounting and administrative ..........         3,212
    Other expenses .........................        37,882
                                                  --------
                                                                    1,157,698
                                                                 ------------
NET ASSETS ...............................................       $188,662,341
                                                                 ============
  Net Assets consist of:
    Capital paid in ......................................       $182,736,996
    Undistributed net investment income ..................            316,714
    Accumulated net realized losses ......................         (7,549,495)
    Unrealized appreciation on investments ...............         13,158,126
                                                                 ------------
NET ASSETS ...............................................       $188,662,341
                                                                 ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($175,468,189 divided by 23,234,152 shares of
  beneficial interest) ...................................              $7.55
                                                                        =====
Offering price per share ( 100/95.50 of $7.55) ...........              $7.91*
                                                                        =====
Net asset value and offering price of Class B shares
  ($13,194,152 divided by 1,747,253 shares of  beneficial
  interest) ..............................................              $7.55**
                                                                        =====
Identified cost of investments ...........................       $172,551,694
                                                                 ============
 *Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount. **Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Six Months Ended June 30, 1997
(unaudited)

INVESTMENT INCOME
  Interest .....................................................      $5,990,704
  EXPENSES
    Management fees ....................................$410,528
    Service fees - Class A ............................. 216,773
    Service and distribution fees - Class B ............  62,360
    Trustees' fees and expenses ........................  10,843
    Accounting and administrative ......................  20,809
    Custodian ..........................................  45,207
    Transfer agent .....................................  87,947
    Audit and tax services .............................  21,000
    Legal ..............................................   9,956
    Printing ...........................................  14,663
    Registration .......................................  13,809
    Miscellaneous ......................................   5,122
                                                        --------
  Total expenses ...............................................         919,017
                                                                      ----------
  Net investment income ........................................       5,071,687
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized gain on Investments - net ...................  64,771
  Unrealized appreciation on Investments - net ......... 241,827
                                                        --------
  Net gain on investment transactions ..........................         306,598
                                                                      ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................      $5,378,285
                                                                      ==========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

(unaudited)
                                                                    SIX MONTHS
                                                   YEAR ENDED          ENDED
                                                  DECEMBER 31,        JUNE 30,
                                                      1996             1997
                                                  -------------    ------------
FROM OPERATIONS
  Net investment income ........................  $  10,654,671    $  5,071,687
  Net realized gain on investment transactions .        742,968          64,771
  Unrealized appreciation (depreciation) on
    investments ................................     (2,780,325)        241,827
                                                  -------------    ------------
  Increase in net assets from operations .......      8,617,314       5,378,285
                                                  -------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ....................................    (10,078,993)     (4,678,596)
    Class B ....................................       (581,566)       (290,474)
                                                  -------------    ------------
                                                    (10,660,559)     (4,969,070)
                                                  -------------    ------------
  Decrease in net assets derived from
    capital share transactions .................    (11,775,820)     (5,297,655)
                                                  -------------    ------------
  Total decrease in net assets .................    (13,819,065)     (4,888,440)
NET ASSETS
  Beginning of the period ......................    207,369,846     193,550,781
                                                  -------------    ------------
  End of the period ............................  $ 193,550,781    $188,662,341
                                                  =============    ============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ......................  $     214,756    $    214,097
                                                  =============    ============
  End of the period ............................  $     214,097    $    316,714
                                                  =============    ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(unaudited)

                                                                       CLASS A
                                      ----------------------------------------------------------------------------------
                                                                                                              SIX MONTHS
                                                               YEAR ENDED DECEMBER 31,                          ENDED
                                      ------------------------------------------------------------------       JUNE 30,
                                        1992           1993           1994           1995           1996        1997
                                        ----           ----           ----           ----           ----        ----
Net Asset Value, Beginning of
  Period ......................        $ 7.53         $ 7.54         $ 7.87         $ 6.85         $ 7.60      $ 7.53
                                       ------         ------         ------         ------         ------      ------
Income From Investment
  Operations
Net Investment Income .........          0.44           0.40           0.39           0.42           0.41        0.21
Net Realized and Unrealized
  Gain (Loss) on Investments ..          0.21           0.53          (1.01)          0.74          (0.07)       0.01
                                       ------         ------         ------         ------         ------      ------
Total From Investment
  Operations ..................          0.65           0.93          (0.62)          1.16           0.34        0.22
                                       ------         ------         ------         ------         ------      ------
Less Distributions
Dividends From Net Investment
  Income ......................         (0.46)         (0.42)         (0.40)         (0.41)         (0.41)      (0.20)
Distributions From Net
  Realized Capital Gains ......         (0.18)         (0.18)          0.00           0.00           0.00        0.00
                                       ------         ------         ------         ------         ------      ------
Total Distributions ...........         (0.64)         (0.60)         (0.40)         (0.41)         (0.41)      (0.20)
                                       ------         ------         ------         ------         ------      ------
Net Asset Value, End of Period         $ 7.54         $ 7.87         $ 6.85         $ 7.60         $ 7.53      $ 7.55
                                       ======         ======         ======         ======         ======      ======
Total Return (%) (a) ..........           8.9           12.7           (8.0)          17.2            4.6         3.0
Ratio of Operating Expenses
  to Average Net Assets (%) ...          0.95           0.91           0.92           0.93           0.92        0.94(b)
Ratio of Net Investment
  Income to Average Net
  Assets (%) ..................          5.80           5.27           5.44           5.52           5.46        5.52(b)
Portfolio Turnover Rate (%) ...            85             86             88             93             24          10(b)

Net Assets, End of Period
 (000) ........................      $183,276       $226,881       $184,202       $195,301       $180,983    $175,468

(a) A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

(unaudited)

                                                                          CLASS B
                                          -----------------------------------------------------------------------
                                          SEPTEMBER 13(a)                                              SIX MONTHS
                                             THROUGH                YEAR ENDED DECEMBER 31,              ENDED
                                           DECEMBER 31,        -----------------------------------      JUNE 30,
                                              1993              1994          1995          1996          1997
                                          --------------        ----          ----          ----          ----
Net Asset Value, Beginning of Period         $ 8.03            $ 7.86        $ 6.85        $ 7.60        $ 7.53
                                             ------            ------        ------        ------        ------
Income From Investment Operations
Net Investment Income ..............           0.07              0.34          0.36          0.35          0.18
Net Realized and Unrealized Gain
  (Loss) on Investments ............           0.01             (1.01)         0.74         (0.07)         0.02
                                             ------            ------        ------        ------        ------
Total From Investment Operations ...           0.08             (0.67)         1.10          0.28          0.20
                                             ------            ------        ------        ------        ------
Less Distributions
Dividends From Net Investment Income          (0.07)            (0.34)        (0.35)        (0.35)        (0.18)
Distributions From Net Realized
  Capital Gains ....................          (0.18)             0.00          0.00          0.00          0.00
                                             ------             -----         -----         -----         -----
Total Distributions ................          (0.25)            (0.34)        (0.35)        (0.35)        (0.18)
                                             ------            ------        ------        ------        ------
Net Asset Value, End of Period .....         $ 7.86            $ 6.85        $ 7.60        $ 7.53        $ 7.55
                                             ======            ======        ======        ======        ======
Total Return (%) (c) ...............            1.0              (8.6)         16.3           3.9           2.7
Ratio of Operating Expenses to
  Average Net Assets (%) ...........           1.65(b)           1.67          1.68          1.67          1.69(b)
Ratio of Net Investment Income to
  Average Net Assets (%) ...........           3.91(b)           4.69          4.77          4.71          4.77(b)
Portfolio Turnover Rate (%) ........             86                88            93            24            10(b)
Net Assets, End of Period (000) ....         $3,395            $7,997       $12,069       $12,568       $13,194

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

June 30, 1997
(unaudited)

1. The Fund is a series of The New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers both Class A and Class B shares. The Fund commenced its public offering of Class B shares on September 13, 1993. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. The Fund's investment subadviser, Back Bay Advisors, L.P. ("Back Bay Advisors"), under the supervision of the Fund's trustees, determines the value of the Fund's portfolio of securities, using valuations provided by a pricing service selected by Back Bay Advisors and other information with respect to transactions in securities, including quotations from securities dealers. Valuations of securities and other assets owned by the Fund for which market quotations are readily available are based on those quotations. Short-term obligations that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by Back Bay Advisors under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of original issue discount. Interest income is reduced by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. WHEN-ISSUED SECURITIES. Delivery and payment for securities purchased on a when-issued or delayed delivery basis can take place one month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period. At June 30, 1997 the Fund held no such securities.

D. OPTIONS AND FUTURES. CALLS AND PUTS. The Fund may write (sell) call and put options on securities to manage its exposure to interest rates and the bond market. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current value of a written option is the closing price on the principal exchange on which such option is traded. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

The premium paid by the Fund for the purchase of a call or a put option is included in the asset section of the Fund's statement of assets and liabilities as an investment and subsequently adjusted to the current market value of the option. The current value of a purchased option is the closing price on the principal exchange on which such option is traded. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

E. INTEREST RATE FUTURES CONTRACTS. The Fund may enter into interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange, currently up to $3,000 per contract. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that changes in the value of the contract may not correlate with changes in the value of the underlying securities.

F. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences will result in reclassification to the capital accounts.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the six months ended June 30, 1997 were $8,863,057 and $13,538,274 respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.50% of the first $100 million of the Fund's average daily net assets and 0.375% of such assets in excess of $100 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors, at the rate of 0.25% of the first $100 million of the Fund's average daily net assets and 0.1875% of such assets in excess of $100 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors, are wholly owned subsidiaries of New England Investment Companies, L.P., ("NEIC") which is a subsidiary of Metropolitan Life Insurance Company ("Met Life"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the six months ended June 30, 1997 are as follows:

        FEES EARNED
        -----------
        $205,264                    New England Funds Management, L.P.
        $205,264                    Back Bay Advisors, L.P.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and related clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and
(iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the six months ended June 30, 1997 these expenses amounted to $20,809 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent to the Fund. For the six months ended June 30, 1997, the Fund paid New England Funds $61,032 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1997, the Fund paid New England Funds $216,773 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1997 is $1,700,600.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1997, the Fund paid New England Funds $15,590 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the six months ended June 30, 1997, the Fund paid New England Funds $46,770 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors of shares of the Fund during the six months ended June 30, 1997 amounted to $133,843.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Annual Retainer                  $2,120
     Meeting Fee                      $114/meeting
     Committee Meeting Fee            $68/meeting
     Committee Chairman Retainer      $81/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CONCENTRATION OF CREDIT. The Fund had the following industry concentrations in excess of 10% at June 30, 1997 as a percentage of the Fund's total net assets: Airports 15% and Pollution Control 16%. The Fund also had more than 10% of its total net assets invested in: New York 22% and Pennsylvania 11% at June 30, 1997. Certain risks arise from concentrating investments in any state. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

5. CAPITAL SHARES. At June 30, 1997 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:

                                                  YEAR ENDED                      SIX MONTHS ENDED
                                              DECEMBER 31, 1996                    JUNE 30, 1997
                                       -----------------------------        ---------------------------
CLASS A                                  SHARES            AMOUNT             SHARES           AMOUNT
                                       ----------      -------------        ---------       -----------
Shares sold ........................    1,410,921       $ 10,592,663        1,002,191       $ 7,508,426
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment
    income .........................      950,863          7,098,871          445,102         3,332,912
                                       ----------       ------------        ---------       -----------
                                        2,361,784         17,691,534        1,447,293        10,841,338
Shares repurchased .................   (4,031,484)       (30,057,711)      (2,234,087)      (16,732,149)
                                       ----------       ------------        ---------       -----------
Net decrease .......................   (1,669,700)      $(12,366,177)        (786,794)      $(5,890,811)
                                       ----------       ------------        ---------       -----------

                                               YEAR ENDED                         SIX MONTHS ENDED
                                           DECEMBER 31, 1996                       JUNE 30, 1997
                                       ----------------------------         ---------------------------
CLASS B                                  SHARES           AMOUNT              SHARES           AMOUNT
                                       ----------      ------------         ---------       -----------
Shares sold ........................      406,256      $  3,019,066           240,290       $ 1,800,296
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment
    income .........................       49,361           368,387            22,335           167,244
                                       ----------      ------------         ---------       -----------
                                          455,617         3,387,453           262,625         1,967,540
Shares repurchased .................     (375,103)       (2,797,096)         (183,495)       (1,374,384)
                                       ----------      -------------        ---------       -----------
Net increase (decrease) ............       80,514      $    590,357            79,130       $   593,156
                                       ----------      -------------        ---------       -----------
Decrease derived from capital shares
  transactions .....................   (1,589,186)     $(11,775,820)         (707,664)      $(5,297,655)
                                       ==========      ============         =========       ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         NEW ENGLAND HIGH INCOME FUND
                        SUPPLEMENT DATED JULY 28, 1997
           TO NEW ENGLAND BOND FUNDS CLASSES A, B AND C PROSPECTUS
               DATED MAY 1, 1997 (AS SUPPLEMENTED MAY 28, 1997)

ON PAGE 17 UNDER THE SECTION ENTITLED "HIGH INCOME FUND", THE FIRST SENTENCE OF THE FIRST PARAGRAPH IS REVISED TO READ AS FOLLOWS:

The High Income Fund under normal market conditions will invest at least 65% of its total assets in fixed-income securities which are rated BBB or lower by S&P or Baa or lower by Moody's or unrated but are of comparable quality to securities that are so rated.

IN THIS SAME SECTION, THE FOURTH PARAGRAPH IS REVISED TO READ AS FOLLOWS:

High Income Fund expects that under normal market conditions at least 80% of the value of its total assets will be invested in fixed-income securities of U.S. corporations, including preferred stock and convertible securities, and U.S. dollar-denominated fixed-income securities issued by foreign governments or by companies organized in foreign countries. To achieve its basic investment objective, the Fund from time to time also may invest up to 20% of the value of its total assets in common stocks and up to 20% of the value of its total assets in non-U.S. dollar-denominated fixed-income securities issued by foreign governments or by companies organized in foreign countries. However, investments in both of these types of securities on a combined basis generally will not exceed 20% of the value of the Fund's assets. See "Investment Risks -- Foreign Securities" below.

-------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
-------------------------------------------------------------------------------

                                   STOCK FUNDS
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                  Intermediate Term Tax Free Fund of California
                   Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                              Cash Management Trust
                             -- Money Market Series
                            -- U.S. Government Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

   This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

                                                              --------------
                    (Logo)                                       BULK RATE
              NEW ENGLAND FUNDS(R)                             U.S. POSTAGE
        Where The Best Minds Meet(R)                               PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


            ---------------------
             399 Boylston Street

            Boston, Massachusetts

                    02116
            ---------------------



---------------------    ---------------------
        [Logo]                   [Logo]
        QUALITY                  QUALITY
    TESTED SERVICE           TESTED SERVICE
         1995                     1996
---------------------    ---------------------
        DALBAR                   DALBAR
HONORS COMMITMENT TO:    HONORS COMMITMENT TO:
      INVESTORS                INVESTORS
---------------------    ---------------------

                  MU58-0697

 [recycle symbol] Printed On Recycled Paper